Welcome to First Watch Supplemental Information Q3 2023 November 1, 2023

Forward-Looking Statements In addition to historical information, this presentation may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to any historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed our filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: uncertainty regarding ongoing hostility between Russia and Ukraine, renewed conflict in the Middle East and the related impact on macroeconomic conditions, including inflation, as a result of such conflict or other related events; our vulnerability to changes in economic conditions and consumer preferences; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; adverse effects of the COVID-19 pandemic or other infectious diseases; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same-restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; unsuccessful financial performance of our franchisees; our limited control over our franchisees’ operations; our inability to maintain good relationships with our franchisees; conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media; our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify, hire, train and retain qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; failure to comply with covenants under our credit facility; and the interests of our majority stockholder may differ from those of public stockholders. Non-GAAP Financial Measures (Unaudited) To supplement the consolidated financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we use the following non-GAAP measures, which present operating results on an adjusted basis: (i) Adjusted EBITDA, (ii) Adjusted EBITDA margin, (iii) Restaurant level operating profit and (iv) Restaurant level operating profit margin. Our presentation of these non-GAAP measures includes isolating the effects of some items that are either nonrecurring in nature or vary from period to period without any correlation to our ongoing core operating performance. These supplemental measures of performance are not required by or presented in accordance with GAAP. Management believes these non-GAAP measures provide investors with additional visibility into our operations, facilitate analysis and comparisons of our ongoing business operations because they exclude items that may not be indicative of our ongoing operating performance, help to identify operational trends and allow for greater transparency with respect to key metrics used by management in our financial and operational decision making. Our non-GAAP measures may not be comparable to similarly titled measures used by other companies and have important limitations as analytical tools. These non-GAAP measures should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP as they may not provide a complete understanding of our performance. These non-GAAP measures should be reviewed in conjunction with our consolidated financial statements prepared in accordance with GAAP. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES 2

3 We are First Watch. We’re the leaders of the Daytime Dining category – a segment comprised of culinary-driven concepts operating exclusively during daytime hours. Our performance and successes are achieved during one 7½-hour shift, from 7 a.m. to 2:30 p.m. We serve made-to-order breakfast, brunch and lunch using fresh ingredients, and our culture is built around a simple, people-focused mission: “You First.” Our elevated offering capitalizes on three long-term consumer trends: the growing morning meal occasion, an increasing demand for fresh, healthy food and the heightened importance of on-demand dining. We serve a broad mix of customers of diverse backgrounds, from millennials to baby boomers. Since 1983, we have delivered sales and unit growth as a result of our broad brand appeal. At the end of the third quarter, we operated 505 system-wide restaurants in 29 states, and we believe we’re just getting started. GOOD MORNING!

Q3 2023 Performance and Commentary

6 Q3 2023 HIGHLIGHTS Highlights for Q3 2023 compared to Q3 2022*: • Total revenues increased 17.3% to $219.2 million in Q3 2023 from $186.9 million in Q3 2022 • System-wide sales increased 14.9% to $270.3 million in Q3 2023 from $235.2 million in Q3 2022 • Same-restaurant sales growth of 4.8% (+38.8% relative to the third quarter of 2019**) • Same-restaurant traffic decline of 1.9% (+6.5% relative to the third quarter of 2019**) • Income from operations margin increased to 3.6% during Q3 2023 from 1.4% in Q3 2022 • Restaurant level operating profit margin*** increased to 18.7% in Q3 2023 from 17.3% in Q3 2022 • Net income increased to $5.4 million, or $0.09 per diluted share, in Q3 2023 from $46.0 thousand in Q3 2022 • Adjusted EBITDA*** increased to $21.6 million in Q3 2023 from $17.0 million in Q3 2022 • Opened 13 system-wide restaurants (10 company-owned and 3 franchise-owned) across 10 states and acquired 11 operating franchise- owned restaurants, resulting in a total of 505 system-wide restaurants (402 company-owned and 103 franchise-owned) across 29 states ___________________________ * Thirteen weeks ended September 25, 2022 (“Q3 2022”) ** Comparison to the thirteen weeks ended September 29, 2019 (“Q3 2019”) is presented for enhanced comparability due to the economic impact of COVID-19 *** See “Non-GAAP Financial Measures Reconciliations” below

“First Watch delivered impressive Q3 revenue and earnings results. We grew share while delivering total revenue growth of 17.3%, same-restaurant sales growth of 4.8% and Adjusted EBITDA growth of more than 25.0%. The ability of our teams to consistently execute at a high level, coupled with our strong brand positioning, underpins my confidence in our potential to quadruple our restaurant count and successfully navigate within virtually any economic environment.” Chris Tomasso, First Watch CEO and President

8 A TASTE OF Q2 & Q3 Strawberry Tres Leches French Toast Carnitas Breakfast Tostadas Lone Star Brisket Hash Thick-cut, custard-dipped challah bread griddled and topped with fresh strawberries, sweetened condensed milk, warm dulce de leche, whipped cream and spiced gingerbread cookie crumbles and lightly dusted with powdered cinnamon sugar. Savory hand-pulled carnitas, Cheddar and Monterey Jack, seasoned black beans and two basted cage-free eggs atop two crispy corn tostadas and topped with white queso, fresh sliced avocado and house-made roasted corn salsa. Smoked, hand-pulled brisket and house-pickled sweet peppers in a potato hash, topped with two cage-free eggs any style, Cheddar and Monterey Jack, fresh smashed avocado, house-made pico de gallo, chipotle aioli and scallions. Served with two warm wheat-corn tortillas. Summer Seasonal Menu | Jun. 5 – Aug 13 Watermelon Wake-Up Watermelon, pineapple, lime and mint.

9 A TASTE OF Q3 & Q4 MILLION DOLLAR HARVEST HASH PUMPKIN PANCAKE BREAKFAST BUTTERNUT SQUASH BISQUE Freshly seasoned potatoes with Million Dollar Bacon, house-roasted sweet potatoes and Crimini mushrooms, kale and Monterey Jack topped with two cage-free eggs cooked any style, herbed Goat cheese, lemon-dressed arugula and drizzled with Mike's Hot Honey. Two cage-free eggs cooked any style plus one of our signature spiced Pumpkin Pancakes and a Jones Dairy Farm grilled all- natural savory chicken sausage patty. Rich and creamy butternut squash soup sweetened with carrot and a touch of nutmeg. Garnished with all-natural sour cream and fresh herbs. Fall Seasonal Menu | August 21 – October 22 MINT MOCHA COFFEE Chocolate and mint topped with a sweet cream cold foam and mini Ghirardelli dark chocolate chips.

Outlook for Fiscal Year 2023: The Company updates its guidance for the 53-week fiscal year ended December 31, 2023: • Same-restaurant sales growth in the range of 7.0% to 8.0% with generally flat same-restaurant traffic growth • Total revenue growth in the range of 20.0% to 21.0%(1) • Adjusted EBITDA* in the range of $91.0 million to $92.0 million(1) • Blended tax rate in the range of 26.0% to 28.0% • Total of 49-52 new system-wide restaurants, net of 1 company-owned restaurant closure (37 to 39 new company-owned restaurants and 13 to 14 new franchise-owned restaurants) • Capital expenditures in the range of $85.0 million to $90.0 million invested primarily in new restaurant projects and planned remodels(2) ___________________ (1) Includes approximately 2.5% in total revenue growth and approximately $3.0 million in Adjusted EBITDA associated with 17 completed and 6 pending franchise-owned restaurant acquisitions (2) Does not include the capital outlays associated with the acquisition of franchise-owned restaurants Long Term Outlook: The Company reiterates its long-term annual financial targets as follows: • Percentage unit growth in the low double digits, with the potential for more than 2,200 restaurants in the United States • Same-restaurant sales growth of ~3.5% • Restaurant sales growth in the mid-teens • Adjusted EBITDA percentage growth in the mid-teens 10 OUTLOOK ___________________________ * We have not reconciled guidance for Adjusted EBITDA to the corresponding GAAP financial measure because we do not provide guidance for the various reconciling items. We are unable to provide guidance for these reconciling items because we cannot determine their probable significance, as certain items are outside of our control and cannot be reasonably predicted due to the fact that these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measure is not available without unreasonable effort.

11 Consolidated Statements of Operations The following table summarizes our results of operations and the percentages of items in our Consolidated Statements of Operations in relation to Total revenues or, where indicated, Restaurant sales for fiscal years 2020, 2021, 2022 and the thirteen weeks and thirty-nine weeks ended September 24 , 2023 and September 25, 2022: ___________________________ (1) Percentages are calculated as a percentage of restaurant sales. (dollars in thousands) Revenues Restaurant sales $215,495 98.3% $183,978 98.5% $636,050 98.3% $536,329 98.5% $719,181 98.5% $592,343 98.5% $337,433 98.6% Franchise revenues 3,717 1.7% 2,874 1.5% 10,868 1.7% 8,088 1.5% 10,981 1.5% 8,850 1.5% 4,955 1.4% Total revenues 219,212 100.0% 186,852 100.0% 646,918 100.0% 544,417 100.0% 730,162 100.0% 601,193 100.0% 342,388 100.0% Operating costs and expenses Restaurant operating expenses (1) (exclusive of depreciation and amortization shown below): Food and beverage costs 48,709 22.6% 44,578 24.2% 143,028 22.5% 129,200 24.1% 172,561 24.0% 134,201 22.7% 76,975 22.8% Labor and other related expenses 73,137 33.9% 61,262 33.3% 212,312 33.4% 175,091 32.6% 238,257 33.1% 189,167 31.9% 120,380 35.7% Other restaurant operating expenses 33,694 15.6% 29,685 16.1% 97,572 15.3% 85,761 16.0% 114,476 15.9% 94,847 16.0% 61,821 18.3% Occupancy expenses 17,555 8.1% 15,091 8.2% 49,950 7.9% 44,318 8.3% 59,919 8.3% 55,433 9.4% 49,450 14.7% Pre-opening expenses 2,035 0.9% 1,490 0.8% 4,323 0.7% 3,569 0.7% 5,414 0.8% 3,310 0.6% 3,880 1.1% General and administrative expenses 25,179 11.5% 21,689 11.6% 73,168 11.3% 63,194 11.6% 84,959 11.6% 70,388 11.7% 46,322 13.5% Depreciation and amortization 10,434 4.8% 8,679 4.6% 28,992 4.5% 25,302 4.6% 34,230 4.7% 32,379 5.4% 30,725 9.0% Impairments and loss on disposal of assets 185 0.1% 338 0.2% 618 0.1% 572 0.1% 920 0.1% 381 0.1% 315 0.1% Transaction expenses (income), net 546 0.2% 1,419 0.8% 2,543 0.4% 1,976 0.4% 2,513 0.3% (1,156) (0.2%) (258) (0.1%) Total operating costs and expenses 211,474 96.5% 184,231 98.6% 612,506 94.7% 528,983 97.2% 713,249 97.7% 578,950 96.3% 389,610 113.8% Income (Loss) from operations (1) 7,738 3.6% 2,621 1.4% 34,412 5.4% 15,434 2.9% 16,913 2.4% 22,243 3.8% (47,222) (14.0%) Interest expense (1,848) (0.8)% (1,362) (0.7)% (5,792) (0.9)% (3,494) (0.6)% (5,232) (0.7%) (20,099) (3.3%) (22,815) (6.7%) Other income (expense), net 771 0.4% 116 0.1% 1,950 0.3% 395 0.1% 910 0.1% (1,774) (0.3%) 483 0.1% Income (Loss) before income taxes 6,661 3.0% 1,375 0.7% 30,570 4.7% 12,335 2.3% 12,591 1.7% 370 0.1% (69,554) (20.3%) Income tax (expense) benefit (1,243) (0.6)% (1,329) (0.7)% (7,833) (1.2)% (4,942) (0.9)% (5,684) (0.8%) (2,477) (0.4%) 19,873 5.8% Net income (loss) $5,418 2.5% $46 - $22,737 3.5% $7,393 1.4% $6,907 0.9% ($2,107) (0.4%) ($49,681) (14.5%) 2020 FISCAL YEAR 2022 2021September 24, 2023 THIRTEEN WEEKS ENDED THIRTY-NINE WEEKS ENDED September 24, 2023September 25, 2022 September 25, 2022

12 Selected Operating Data ___________________________ (1) Average unit volume presented on an annual basis only. (2) Reconciliations from Income (Loss) from operations and Income (Loss) from operations margin, the most comparable GAAP measures to Restaurant level operating profit and Restaurant level operating profit margin, are set forth in the schedules within the “Non-GAAP Financial Measures” section. (3) Reconciliations from Net income (loss) and Net income (loss) margin, the most comparable GAAP measures to Adjusted EBITDA and Adjusted EBITDA margin, are set forth in the schedules within the “Non-GAAP Financial Measures” section. (dollars in thousands) September 24, 2023 September 25, 2022 September 24, 2023 September 25, 2022 2022 2021 2020 System-wide sales $270,291 $235,231 $806,556 $680,588 $914,816 $750,674 $426,303 System-wide restaurants 505 459 505 459 474 435 409 Company-owned 402 356 402 356 366 341 321 Franchise-owned 103 103 103 103 108 94 88 Same-restaurant sales growth (decline) 4.8% 12.0% 8.5% 17.0% 14.5% 63.0% (29.0%) Same-restaurant traffic growth (decline) (1.9)% 3.7% 0.7% 10.6% 7.7% 52.6% (33.9%) Average Unit Volume (1) $2,032 $1,786 $1,119 Income (Loss) from operations $7,738 $2,621 $34,412 $15,434 $16,913 $22,243 ($47,222) Income (Loss) from operations margin 3.6% 1.4% 5.4% 2.9% 2.4% 3.8% (14.0%) Restaurant level operating profit (2) $40,365 $31,872 $128,865 $98,390 $128,936 $115,404 $28,236 Restaurant level operating profit margin (2) 18.7% 17.3% 20.3% 18.3% 17.9% 19.5% 8.4% Net income (loss) $5,418 $46 $22,737 $7,393 $6,907 ($2,107) ($49,681) Net income (loss) margin 2.5% - % 3.5% 1.4% 0.9% (0.4%) (14.5%) Adjusted EBITDA (3) $21,629 $17,023 $74,858 $54,176 $69,278 $66,301 ($5,744) Adjusted EBITDA margin (3) 9.9% 9.1% 11.6% 10.0% 9.5% 11.0% (1.7%) THIRTEEN WEEKS ENDED FISCAL YEAR THIRTY-NINE WEEKS ENDED

APPENDIX

14 (1) Representative of our target 3-year new units performance, which is comparable to the historical 3-year performance of our new restaurants. (2) Cash-on-Cash Return is defined as Restaurant Level Operating Profit (excluding gift card breakage and deferred rent expense (income) in the third year of operation (months 25-36 of operation) for company-owned restaurants divided by their cash build-out expenses, net of landlord incentives. (3) Represents fiscal 2022 annualized average sales of all company-owned restaurants opened through the respective cohort year. (4) Represents fiscal 2022 annualized average sales of all company-owned restaurants opened through fiscal 2019. ATTRACTIVE NEW UNIT ECONOMICS IN A SIZE THAT WORKS EVERYWHERE YEAR 3 SALES YEAR 3 RESTAURANT-LEVEL OPERATING PROFIT YEAR 3 CASH-ON-CASH RETURNS (2) 18-20% Our flexible box size of ~3,000–6,600 square feet with an average net build-out cost of ~$0.9M-$1.4M allows us to fit in any real estate and we can succeed in many markets EXISTING RESTAURANTS (4) FISCAL 2020 NROs FISCAL 2021 NROs FISCAL 2022 NROs 2021 & 2022 NEW RESTAURANT OPENINGS (NROs) OUTPERFORMING THE SYSTEM AND OUR EXPECTATIONS $2.0 $2.1 $2.2 $2.2 2022 Restaurant Cohort Performance(3) ($ millions) $2.5M (1) (1) 35%+ (1)

15 HISTORICAL DATA ** Pre-opening expenses are presented in one line item on the Consolidated Statements of Operations and Comprehensive Income Same-Restaurant Sales & Traffic Growth Pre-opening Expenses ** Q1 Q2 Q3 YTD Q3 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Same-Restaurant Sales Growth 12.9% 7.8% 4.8% 8.5% 27.2% 13.4% 12.0% 7.7% 14.5% 14.1% 403.5% 46.2% 36.7% 63.0% Same-Restaurant Traffic Growth (Decline) 5.1% (1.2%) (1.9%) 0.7% 21.9% 8.1% 3.7% (0.6%) 7.7% 2.2% 360.9% 40.1% 31.9% 52.6% Comparable Restaurant Base 328 327 327 327 305 304 303 301 301 270 270 270 269 269 2023 20212022 (in thousands) Q1 Q2 Q3 YTD Q3 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Other restaurant operating expenses 654$ 643$ 1,122$ 2,419$ 648$ 563$ 813$ 1,301$ 3,325$ 724$ 649$ 280$ 402$ 2,055$ Occupancy expenses 382$ 609$ 913$ 1,904$ 337$ 531$ 677$ 544$ 2,089$ 440$ 250$ 230$ 335$ 1,255$ Total Pre-opening expenses 1,036$ 1,252$ 2,035$ 4,323$ 985$ 1,094$ 1,490$ 1,845$ 5,414$ 1,164$ 899$ 510$ 737$ 3,310$ 2023 2022 2021

16 Adjusted EBITDA and Adjusted EBITDA margin Management uses Adjusted EBITDA and Adjusted EBITDA margin (i) as factors in evaluating management’s performance when determining incentive compensation, (ii) to evaluate the Company’s operating results and the effectiveness of our business strategies, (iii) internally as benchmarks to compare the Company’s performance to that of its competitors and (iv) to provide investors with additional transparency of the Company’s operations. The use of Adjusted EBITDA and Adjusted EBITDA margin as performance measures permit a comparative assessment of the Company’s operating performance relative to the Company’s performance based on the Company’s GAAP results, while isolating the effects of some items that are either nonrecurring in nature or vary from period to period without any correlation to the Company’s ongoing core operating performance. The adjacent table reconciles Net income (loss) and Net income (loss) margin, the most directly comparable GAAP measures, to Adjusted EBITDA and Adjusted EBITDA margin, respectively, for the periods indicated. NON-GAAP FINANCIAL MEASURES ___________________________ (1) Represents non-cash, stock-based compensation expense which is recorded within General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (2) Represents costs incurred in connection with the secondary offerings by Advent International Corporation and the acquisition of certain franchise-owned restaurants. (3) Represents costs related to process improvements and strategic initiatives. These costs are recorded within General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (4) Represents professional service costs incurred in connection with the Delaware Voluntary Disclosure Agreement Program related to unclaimed or abandoned property. These costs are recorded in General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income (5) (5) Represents insurance recoveries, net of costs incurred, in connection with Hurricane Ian, which were recorded in Other income, net on the Consolidated Statements of Operations and Comprehensive Income (6) Represents costs related to the disposal of assets due to retirements, replacements or certain restaurant closures. There were no impairments recognized during the periods presented. (7) Represents costs incurred for hiring qualified individuals. These costs are recorded within General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (8) Severance costs are recorded in General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (9) Represents the non-cash portion of straight-line rent expense recorded within both Occupancy expenses and General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. (dollars in thousands) September 24, 2023 September 25, 2022 September 24, 2023 September 25, 2022 Net income (loss) $5,418 $46 $22,737 $7,393 $6,907 ($2,107) ($49,681) Depreciation and amortization 10,434 8,679 28,992 25,302 34,230 32,379 30,725 Interest expense 1,848 1,362 5,792 3,494 5,232 20,099 22,815 Income taxes 1,243 1,329 7,833 4,942 5,684 2,477 (19,873) EBITDA 18,943 11,416 65,354 41,131 52,053 52,848 (16,014) Stock-based compensation (1) 1,764 2,719 5,386 7,821 10,374 8,596 750 Transaction expenses (income), net (2) 546 1,419 2,543 1,976 2,513 (1,156) (258) Strategic transition costs (3) 168 780 681 1,951 2,318 2,402 4,247 Delaware Voluntary Disclosure Agreement (4) 44 - 456 - 149 - - Insurance (proceeds) costs, in connection with natural disasters,net (5) (326) - (621) - 115 - - Impairments and loss on disposal of assets (6) 185 338 618 572 920 381 315 Recruiting and relocation costs (7) 305 351 415 570 681 351 228 Severance costs (8) - - 26 155 155 265 239 Loss on extinguishment of debt - - - - - 2,403 - COVID-19 - related charges - - - - - 211 4,749 Adjusted EBITDA $21,629 $17,023 $74,858 $54,176 $69,278 $66,301 ($5,744) Total revenues $219,212 $186,852 $646,918 $544,417 $730,162 $601,193 $342,388 Net income (loss) margin 2.5% - % 3.5% 1.4% 0.9% (0.4%) (14.5%) Adjusted EBITDA Margin 9.9% 9.1% 11.6% 10.0% 9.5% 11.0% (1.7%) Additional information Deferred rent expense (income) (9) $661 $680 $1,575 $1,911 $2,418 ($2,011) $10,087 FISCAL YEARTHIRTY-NINE WEEKS ENDEDTHIRTEEN WEEKS ENDED 20202022 2021

17 Restaurant level operating profit and Restaurant level operating profit margin Restaurant level operating profit and Restaurant level operating profit margin are not indicative of our overall results, and because they exclude corporate-level expenses, do not accrue directly to the benefit of our stockholders. We will continue to incur such expenses in the future. Restaurant level operating profit and Restaurant level operating profit margin are important measures we use to evaluate the performance and profitability of each operating restaurant, individually and in the aggregate and to make decisions regarding future spending and other operational decisions. We believe that Restaurant level operating profit and Restaurant level operating profit margin provide useful information about our operating results, identify operational trends and allow for transparency with respect to key metrics used by us in our financial and operational decision- making. The adjacent table reconciles Income (Loss) from operations and Income (Loss) from operations margin, the most directly comparable GAAP financial measures, to Restaurant level operating profit and Restaurant level operating profit margin, respectively, for the periods indicated. NON-GAAP FINANCIAL MEASURES ___________________________ (1) Represents costs incurred in connection with the secondary offerings by Advent International Corporation and the acquisition of certain franchise-owned restaurants. (2) Represents costs related to the disposal of assets due to retirements, replacements or certain restaurant closures. There were no impairments recognized during the periods presented. (3) Represents the non-cash portion of straight-line rent expense recorded within Occupancy expenses on the Consolidated Statements of Operations and Comprehensive Income. (dollars in thousands) September 24, 2023 September 25, 2022 September 24, 2023 September 25, 2022 2022 2021 2020 Income (Loss) from operations $7,738 $2,621 $34,412 $15,434 $16,913 $22,243 ($47,222) Less: Franchise revenues (3,717) (2,874) (10,868) (8,088) (10,981) (8,850) (4,955) Add: General and administrative expenses 25,179 21,689 73,168 63,194 84,959 70,388 46,322 Depreciation and amortization 10,434 8,679 28,992 25,302 34,230 32,379 30,725 Transaction expenses (income), net (1) 546 1,419 2,543 1,976 2,513 (1,156) (258) Impairments and loss on disposal of assets (2) 185 338 618 572 920 381 315 Costs in connection with natural disasters - - - - 382 - - COVID-19 related charges (3) - - - - - 19 3,309 Restaurant level operating profit $40,365 $31,872 $128,865 $98,390 $128,936 $115,404 $28,236 Restaurant sales $215,495 $183,978 $636,050 $536,329 $719,181 $592,343 $337,433 Income (Loss) from operations margin 3.6% 1.4% 5.4% 2.9% 2.4% 3.8% (14.0%) Restaurant level operating profit margin 18.7% 17.3% 20.3% 18.3% 17.9% 19.5% 8.4% Additional information Deferred rent expense (income) (4) $611 $631 $1,425 $1,762 $2,219 ($2,075) $10,029 THIRTY-NINE WEEKS ENDED FISCAL YEARTHIRTEEN WEEKS ENDED

18 The following definitions apply to these terms as used in this presentation: Adjusted EBITDA: a non-GAAP financial measure, is defined as net income (loss) before depreciation and amortization, interest expense, income taxes and items that the Company does not consider in the evaluation of its ongoing core operating performance. Adjusted EBITDA margin: a non-GAAP financial measure, is defined as Adjusted EBITDA as a percentage of total revenues. Average Unit Volume: the total restaurant sales (excluding gift card breakage) recognized in the comparable restaurant base, which is defined as the number of company-owned First Watch branded restaurants open for 18 months or longer as of the beginning of the fiscal year (“Comparable Restaurant Base”), divided by the number of restaurants in the Comparable Restaurant Base during the period. This measurement allows management to assess changes in consumer spending patterns at our restaurants and the overall performance of our restaurant base. Restaurant level operating profit: a non-GAAP financial measure, is defined as restaurant sales, less restaurant operating expenses, which include food and beverage costs, labor and other related expenses, other restaurant operating expenses, pre-opening expenses and occupancy expenses. Restaurant level operating profit excludes corporate-level expenses and items that are not considered in the Company’s evaluation of its ongoing core operating performance. Restaurant level operating profit margin: a non-GAAP financial measure, is defined as Restaurant level operating profit as a percentage of restaurant sales. Same-restaurant sales growth: the percentage change in year-over-year restaurant sales (excluding gift card breakage) for the Comparable Restaurant Base. Same-restaurant traffic growth: the percentage change in traffic counts as compared to the same period in the prior year using the Comparable Restaurant Base. System-wide restaurants: the total number of restaurants, including all company-owned and franchise-owned restaurants. System-wide sales: consists of restaurant sales from our company-owned restaurants and franchise-owned restaurants. We do not recognize the restaurant sales from our franchise-owned restaurants as revenue. DEFINITIONS

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